Commitments and contingencies	12 Months Ended
Dec. 31, 2013
Notes to Financial Statements
15. Commitments and contingencies

NXT has an operating lease commitment on its Calgary office space for a term through April 30, 2015 at a minimum monthly lease payment of $28,571 (including estimated operating costs). As at December 31, 2013, the estimated remaining minimum annual lease commitment is as follows:

Total minimum
For the year ending December 31	lease payments
2014	$342,850
2015	114,283
457,133

NXT currently does not own any of the aircraft which are used in its' survey operations, but has an annual agreement (which was renewed in April, 2014) to utilize a minimum annual volume of aircraft charter hours. The contract had a minimum commitment of $317,000 for 2013, of which approximately $81,000 was not met but was waived in 2014. The aircraft charterhire commitment to be met for 2014 is $337,500.